EXHIBIT 99.3

                                                               EXECUTION VERSION



                       AIRCRAFT SALE & PURCHASE AGREEMENT



                          Dated as of 2 September 2005






                                   JETRAN, LLC

                                    as Seller



                                       and



                                 JETGLOBAL, LLC

                                  as Purchaser


            relating to up to twenty six (26) Boeing 737-200 Aircraft
               manufacturer's serial number - As specified herein
           engines manufacturer's serial numbers - As specified herein







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                                    CONTENTS
Clause                                                                    Page
I.    Interpretation                                                         1
2.    Representation~ And Warranties                                         1
3.    Agreement To Sell Arid Purchase                                        1
4.    Conditions Precedent                                                   5
5.    Purchase Price                                                         6
6.    Pre-Delivery Inspection                                                7
7.    Delivery
8.    Aircraft Condition & Warranties                                        8
9.    Registration Fees                                                     10
10.   Indemnification                                                       10
11.   Further Provisions                                                    12
12.   Governing Law                                                         14
13.   Brokers And other Third Parties                                       14
14.   Confidentiality                                                       14

SCHEDULE 1                                                                   1
       Part A          Description of Aircraft                               1

SCHEDULE 2             Aircraft Documents                                    1

SCHEDULE 3             Definitions                                           1

SCHEDULE 4             Conditions Precedent                                  1
       Part A          Seller Conditions Precedent                           1
       Part B          Purchaser Conditions Precedent                        2

ScHEDULE 5             Representations and Warranties                        1
       Part A          Seller's Representations and Warranties               1
       Part B          Purchaser's Representations and Warranties            1

SCHEDULE 6             Aircraft Bill of Sale                                 1

SCHEDULE 7             Form of Acceptance Certificate                        1





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THIS AGREEMENT is made as of 2 September 2005

AMONG:

JETRAN, LLC , a company organized in the State of Texas, United States of America, with its address at 12400 Hwy 281, North, Suite 150, San Antonio, Texas 78216 ("Seller'); and

JETGLOBAL, LLC, a company organized in the State of Delaware, United States of America, with its address at c/o BCI Aircraft Leasing, Inc., 330 North Wabash Avenue, Suite 2802, Chicago, Illinois 60611 ("Purchaser").

IT IS AGREED as follows.

I.   INTERPRETATION

1.1  Definitions: Capitalized words and expressions are defined in Schedule 3.

1.2 Construction: Headings are to be ignored in construing this Agreement and unless the contrary intention is stated, a reference to:

     (a) each of "Seller", "Purchaser" or any other Person includes any permitted successors and assignees;
     (b)  words importing the plural shall include the singular and vice versa;
     (c) any document shall include that document as amended, novated, assigned or supplernented;
     (d) a Clause or a Schedule is to a clause of or a schedule to this Agreement;
     (e) any Law, or to any specified provision of any Law, is a reference to such Law or provision as amended, substituted or re-enacted.

2.   REPRESENTATIONS AND WARRANTIES

     Seller represents and warrants to Purchaser in accordance with Part A of
     Schedule 5 and each of Purchaser represents and warrants to Seller in accordance with Part B of Schedule 5.

3.   AGREEMENT TO SELL AND PURCHASE

3.1  Aircraft Status. On and subject to the terms of this Agreement:

     (a) except as specified herein, the Aircraft will be sold by the Seller and purchased by the Purchaser on the Delivery Date in an "AS IS", "WHERE IS" condition; and
     (b) Seller shall pass to Purchaser upon Delivery good and marketable title to the Aircraft clear of any and all liens other than Permitted Liens.


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3.2  Delivery Documents: At Delivery of each Aircraft:

     (a) If the Aircraft is owned by the Trust, Seller and Purchaser shall deliver to FM Counsel a duly executed Assignment and Assumption Agreement substantially in the form set forth in Schedule 9;

     (b)  If the Aircraft is not owned by the Trust,

          (I) Seller shall deliver to Purchaser, the Bill of Sale for the Aircraft substantially in the form set forth in Schedule 6, duly executed by Seller;

          (ii) Seller shall deliver to FM Counsel an FAA Bill of Sale for the Aircraft duly executed by Seller;

         (iii) Purchaser shall deliver to FM Counsel the FAA Form 8050-1 Application for Registration duly executed by Purchaser for filing with the Air Authority;

     (b) Purchaser shall deliver to Seller the Acceptance Certificate substantially in the form set forth in Schedule 7, duly executed by Purchaser; and

     (c) Seller shall deliver such other documents as are reasonably necessary to transfer to Purchaser good and marketable title, free and clear of all liens in recordable form for the aircraft register of the jurisdiction of the Air Authority, and Purchaser shall deliver such other documents as are reasonably necessary to effect registration of the Aircraft in Purchaser's (or the Trustee's) name on the aircraft register of the jurisdiction of the Air Authority.

     The documents referred to in this Clause 3.2 are defined for purposes of this agreement as the "Delivery Documents".

3.3 Security Interests: The Aircraft shall upon Delivery be free and clear of any Security Interests, liens other than Permitted Liens and claims of third parties with respect to Aircraft that are sold rather than transferred via a trust.

3.4 Passage of Title & Risk of Loss: Save as provided in the Bill of Sale or the Assignment and Assumption Agreement, title or Ownership Interest to the Aircraft shall pass to Purchaser when the Delivery Documents are delivered to Purchaser and the Seller, and filed with the FM as applicable. Risk of loss, destruction of, or damage to the Aircraft shall pass to Purchaser simultaneously with transfer of title.


                                       -2-
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3.5  Damage or Fault before Delivery: If before Delivery the Aircraft suffers material damage or a material fault occurs which (in either case) does not constitute an Event of Loss, then:

     (a) Seller shall promptly notify Purchaser of the details of such damage or fault, (with proposals for repair where Seller reasonably considers repairs can be carried out before the Final Delivery Date);

     (b) Purchaser shall in light of Seller's notice, notify Seller whether Purchaser is prepared to proceed subject to the damage or fault being repaired prior to the Final Delivery Date. If Purchaser is prepared to proceed on the basis of the repair, Seller shall procure the repair. However if (i) the repair is not so completed and the Aircraft is not delivered to Purchaser on or before the Final Delivery Date or (ii) Purchaser reasonably declines to proceed on the basis of the repair of the Aircraft and notifies Seller, then no party hereto shall have any further obligation or liability to the other under this Agreement in respect of the Aircraft. In the event Purchaser is willing to proceed with the Purchase after repair of the Aircraft, then Seller shall proceed with such repairs and the parties hereto shall consummate this Agreement with respect to the repaired Aircraft.

3.6  Event of Loss Prior to Closing.

     (a) Event of Loss. In the event that an Aircraft suffers an Event of Loss prior to the Closing with respect to such Aircraft, then, with effect from the date of such Event of Loss:

          (i) this Agreement shall automatically terminate with respect to the Aircraft suffering such Event of Loss, and the Cash Purchase Price shall be recalculated to deduct the Allocated Purchase Price with respect to such Aircraft as set forth on Schedule 6 hereto;

          (ii) Purchaser shall have no further obligation or liability to the applicable Seller with respect to such Aircraft (or the Ownership Interest relating to such Aircraft) under this Agreement,

         (iii) Seller shall not have any further obligation or liability to Purchaser with respect to such Aircraft (or the Ownership Interest relating to such Aircraft) other than to refund to Purchaser the portion of the Deposit allocable to such Aircraft as set forth on Schedule 8 hereto; and

          (iv) for the avoidance of doubt, each of the parties hereto expressly acknowledges and agrees that, notwithstanding the termination of this Agreement with respect to any particular Aircraft suffering an Event of Loss as provided in this Section 3.6(a), this Agreement shall remain in full force and effect, and each party hereto shall remain bound in all respects in accordance with the terms hereof, with respect to all other Aircraft (and the Ownership Interests relating thereto, as applicable) that do not suffer such Event of Loss.



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     (b)  Incipient Event of Loss. If circumstances are such that with the passage of time andlor a relevant determination an Event of Loss might arise with respect to any Aircraft and those circumstances continue for more than twenty (20) days, then either Seller or Purchaser may at any time thereafter terminate this Agreement with respect to such Aircraft by giving notice to the other, in which case the provisions of Section 3.6 (a) above shall apply from and after the delivery of such notice.

3.6A Additional Conditions to Closing.

     The following are additional conditions to the obligation of the Purchaser to acquire each Aircraft or the related Ownership Interest:

     (a) Delta shall have delivered the Aircraft to Seller in accordance with the Omnibus Agreement.

     (b) Seller shall have notified Purchaser of delivery of the Aircraft to Seller and Purchaser shall have had at least fifteen (15) days to inspect the Aircraft and the Aircraft Documents to determine whether the Aircraft Documents have been delivered in compliance with the terms of the Omnibus Agreement and the Aircraft has been delivered in accordance with the return conditions in the Lease for such Aircraft. At the expiration of the 15 day inspection period, Purchaser shall provide written notice to Seller of its acceptance or rejection of the Aircraft.

     (c) With respect to the Category I Aircraft identified in Schedule 1, the Engines specified with respect to such Aircraft are on wing to such Aircraft.

     (d) With respect to the Category II Aircraft identified in Schedule 1, two of the Engines identified in the Engine Pool described in Schedule I are on wing to such Aircraft.

     Provided, however, if any Engine required to be delivered on wing to any Aircraft cannot be delivered because of a total event of loss to such Engine Seller may offer a substitute engine for inspection and acceptance by Purchaser at its discretion, so long as such engine is of like model, value and utility.

3.7  Special Termination Provisions.

     In the event Purchaser rejects an Aircraft that fails to meet the conditions precedent to Closing set forth in herein, then the following shall apply:

          (i) this Agreement shall be deemed terminated with respect to the Aircraft so rejected by Purchaser, and the Cash Purchase Price shall be recalculated to deduct the Allocated Purchase Price with respect to such Aircraft as set forth on Schedule 8 hereto;

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          (ii) The deposit specified with respect to such Aircraft on Schedule 8 hereto will be promptly returned to Purchaser

         (iii) Purchaser shall have no further obligation or liability to the applicable Seller with respect to such Aircraft (or the Ownership Interest relating to such Aircraft) under this Agreement,

          (iv) Seller shall nor have any further obligation or liability to Purchaser with respect to such Aircraft (or the Ownership Interest relating to such Aircraft) other than as speified in
               Section 3.6(a)(iii); and

          (v) for the avoidance of doubt, each of the parties hereto expressly acknowledges and agrees that, notwithstanding the termination of this Agreement with respect to any particular Aircraft pursuant to this section, this Agreement shall remain in full force and effect, and each party hereto shall remain bound in all respects in accordance with the terms hereof, with respect to all other Aircraft (and the Ownership Interests relating thereto, as applicable) covered by this Agreement.

4.   CONDITIONS PRECEDENT

4.1  Seller Conditions:

     Seller's obligation to sell the Aircraft to Purchaser shall be subject to fulfilment of the Seller Conditions Precedent on or before the Delivery Date (except to the extent that Seller agrees in writing in its absolute discretion to waive or defer any such condition).

     The Seller Conditions Precedent have been inserted for Seller's benefit and may be waived in writing, in whole or in part and with or without conditions, by Seller without prejudicing its right to receive fulfilment of such conditions, in whole or in part, at any later time.

     If any of the Seller Conditions Precedent remain outstanding on the Final Delivery Date and are not waived or deferred in writing by Seller, Seller may at any time after close of business in New York on the Final Delivery Date terminate its obligation to sell the Aircraft by notice to Purchaser, whereupon the rights and obligations of the parties hereunder shall cease and be discharged without further liability on the part of either Seller or Purchaser.

4.2  Purchaser Conditions:

     Purchaser's obligation to purchase the Aircraft shall be subject to fulfilment of each of the Purchaser Conditions Precedent on or before the Delivery Date (except to the extent that Purchaser agrees in writing in its absolute discretion to waive or defer any such condition).

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     The Purchaser Conditions Precedent have been inserted for Purchaser's benefit and may be waived in writing, in whole or in part and with or without conditions, by Purchaser without prejudicing its right to receive fulfilment of such conditions, in whole or in part at any later time.

     If any of the Purchaser Conditions Precedent remain outstanding on the Final Delivery Date and are not waived or deferred in writing by Purchaser, Purchaser may at any time after close of business in New York on the Final Delivery Date terminate its obligation to purchase the Aircraft by notice, whereupon the rights and obligations of the parties hereunder shall cease and be discharged without further liability on the part of either Seller or Purchaser.

5.   PURCHASE PRICE

5.1 Amount: The purchase price for each Aircraft shall be the amount set forth with respect to such Aircraft in Schedule 8, or an aggregate of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] for all Aircraft (the "Purchase Price").

     (a) Seller acknowledges receipt prior to execution of this agreement in the amount of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] (the " Deposit") which has been allocated to each Aircraft in accordance with Schedule 8.

     (b) At the closing for each Aircraft at the time of Delivery, Purchaser will pay to the Seller the balance due on delivery of the Purchase Price for each Aircraft as set forth in Schedule 8, hereto.

5.3 Seller's Account: The Purchase Price shall be paid in Dollars to the "Jetran Escrow Account," account number [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

5.4  Payment of Taxes, Tax Indemnities:

     (a) Without prejudice to Clause 7.3, the parties will co-operate so that the Delivery Location shall be in a jurisdiction where the imposition upon Seller or its subsidiary, affiliate, associated company, owner trust or assignee, General Electric Capital Corporation, GECAS, and/or Purchaser of any Taxes arising out of the sale of the Aircraft under this Agreement is minimized.

     (b) Purchaser will indemnify and hold Seller, Seller's seller and its subsidiaries, affiliates, associated companies, owner trusts and assignees, General Electric Capital Corporation and GECAS ("Tax Indemnitees") harmless from any and all Taxes and expenses assessed against any Tax Indemnitee or the Aircraft or any part thereof by any Government Entity resulting from or arising in connection with the sale of the Aircraft hereunder, and any Taxes and expenses assessed against any Tax lndemnitee which are attributable to any payment made by Purchaser under this Agreement, other than:

          (i) any Taxes (including without limitation capital gains Taxes, minimum Taxes and doing business or franchise Taxes) imposed on the overall income, profits or gains of a Tax Indemnitee;

          (ii) any Taxes imposed as a result of Seller's failure to comply with this Agreement or non performance in relation to any applicable laws governing Seller's obligations hereunder; and

         (iii) any Taxes arising as a result of the gross negligence or willful misconduct of Seller.

     (C) All payments to be made by Purchaser under this Agreement shall be made in full without set off or counterclaim whatsoever and shall be made in full without any deduction or withholding whatsoever. If however a deduction or withholding for Taxes is required by law, each of Purchaser shall:

          (i) ensure that the deduction or withholding does not exceed the minimum amount legally required;

          (ii) immediately pay to Seller (or such other party, as the case may be) such additional amount so that the net amount received by Seller or such party will equal the full amount which would have been received by it had no such deduction or withholding been made;

         (iii) pay to the relevant taxation authority or other authorities within the time allowed by law the full amount of the deduction or withholding (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

          (iv) provide Seller or such other party within the period for payment permitted by the relevant law with an official receipt of the relevant taxation authorities for all amounts so deducted or withheld or if such receipts are not issued by the taxation authorities concerned, a certificate of deduction or equivalent evidence of the relevant deduction or withholding.


6.   PRE-DELIVERY INSPECTION

6.1 Subject to satisfactory completion of Purchaser's pre-delivery inspection of the Aircraft in accordance with Section 3.6A(b), Purchaser shall execute and deliver to Seller on the Delivery Date an Acceptance Certificate in respect: of the Aircraft, which shall be conclusive evidence (as between Purchaser and Seller) of the matters therein stated.

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7.   DELIVERY

7.1 Delivery: Subject to satisfaction (or waiver or deferral with the agreement in writing of Seller) of the Seller Conditions Precedent, Seller shall on the Delivery Date: i) transfer title of the Aircraft through the execution and delivery of the applicable Delivery Documents, ii) deliver the Aircraft Documents to Purchaser; and iii) transfer care, custody and control of the Aircraft to Purchaser.

7.2 Delivery Data: The parties currently anticipate that Delivery will take place on the Expected Delivery Date and shall each use reasonable efforts so that Delivery does then take place but in any event Delivery shall occur no later than close of business New York time on the Final Delivery Date.

7.3 Delivery Location: The Bill of Sale for the Aircraft shall be delivered to Purchaser while the Aircraft is located in one of the following locations (the "Delivery Location"):

     (a)  the Expected Delivery Location; or

     (b)  with the agreement of the parties, another jurisdiction provided

          (i) the Lex Situs Opinion is prepared and issued at Purchaser's expense to Seller and Purchaser on or prior to Delivery; and

          (ii) the parties are satisfied that no Taxes will be imposed upon any Tax Indemnitee, Purchaser or the Aircraft as a result of the transfer of title to the Aircraft while the Aircraft is located in such jurisdiction, other than any Taxes which Seller or Purchaser may agree in writing to bear.

     Seller shall keep Purchaser advised as to the intended flight schedule for the Aircraft during the period prior to the Delivery Date.

7.4 Tender and Acceptance of Delivery: On the Delivery Date, subject to this Agreement, Seller shall tender the Aircraft for Delivery and Purchaser shall accept delivery of the Aircraft by executing and delivering the Acceptance Certificate to Seller.

8.   AIRCRAFT CONDITION & WARRANTIES

8.1 Acceptance Certificate: Delivery of the Acceptance Certificate by Purchaser to Seller shall be conclusive proof that Purchaser has examined and investigated the Aircraft and that it is acceptable and in every way satisfactory to Purchaser.

8.2  Reserved.

8.3  Reserved.

8.4  Limitation on Warranties.

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     (a)  EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN THE
          OTHER TRANSFER DOCUMENTS TO THE CONTRARY, AS BETWEEN THE APPLICABLE SELLER AND PURCHASER, PURCHASER SHALL UNCONDITIONALLY ACCEPT EACH OWNERSHIP INTEREST AND EACH SALE AIRCRAFT, IF ANY, "AS IS "'WHERE IS" AND 'WITH ALL FAULTS." THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THIS AGREEMENT AND T~E OTHER TRANSFER DOCUMENTS ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER OF ANY KIND WHATSOEVER, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED, AND NO SELLER HAS MADE AND NO SELLER SHALL BE DEEMED TO HAVE MADE, AND EACH SELLER HEREBY DISCLAIMS, (I) ANY REPRESENTATION, WARRANTY OR COVENANT (EXCEPT THE REPRESENTATIONS, WARRANTIES AND COVENANTS SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSFER DOCUMENTS TO WHICH SUCH SELLER IS A PARTY) AS TO THE TITLE, AIRWORTHINESS, CONDITION, DESIGN, VALUE, OPERATION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF ANY AIRCRAFT (OR ANY PART THEREOF), THE FREEDOM OF ANY AIRCRAFT (OR ANY PART THEREOF) FROM ANY LATENT OR OTHER DEFECT (WHETHER OR NOT DISCOVERABLE) OR ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR THE LIKE, OR THE COMPLIANCE OF ANY AIRCRAFT (OR ANY PART THEREOF) WITH ANY APPLICABLE LAWS OR REGULATIONS , (II) ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO THE TAX OR ACCOUNTING TREATMENT OF ANY OWNERSHIP INTEREST OR ANY TRUST ESTATE, AND (III) ALL OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED (EXCEPT THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS AGREEMENT AND THE OTHER TRANSFER DOCUMENTS TO WHICH SUCH SELLER IS A PARTY); IT BEING UNDERSTOOD THAT ALL SUCH FOREGOING DISCLAIMED RISKS, AS BETWEEN SELLER AND PURCHASER, ARE TO BE BORNE SOLELY BY PURCHASER.

     (b) Notwithstanding anything to the contrary set forth elsewhere in this Agreement or in any of the other transfer documents, in the event of any breach by any Seller of the title warranties set forth in Schedule 5 Part A in respect of any Sale Aircraft, the maximum liability of such Seller in respect of any such breach shall be limited to the amount equal to the Allocated Purchase Price with respect to such Aircraft, as set forth in Schedule 8 hereto, and in no event shall any such Seller have any obligation or liability to Purchaser or Purchaser's Designee in respect of such breach other than to pay to Purchaser or Purchaser's Designee an amount equal to the losses incurred by Purchaser or Purchaser's Designee as a result of such breach, subject to the maximum limitation set forth in this section.


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9.   REGISTRATION FEES

     Purchaser shall bear any duties or fees payable to the Air Authority in connection with the transfer of title to the Aircraft from Seller to Purchaser.

10.  INDEMNIFICATION.

     (a) Indemnification of Purchaser. Seller agrees to indemnify, defend and hold harmless Purchaser and each Purchaser's Designee (if any) and their respective officers, employees or agents (collectively, "Purchaser Indemnitees") from and against any and all Losses suffered or incurred by any Purchaser Indemnitee to the extent the Losses are based upon or arise out of (I) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design. condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of such Aircraft, or any loss of or damage to such Aircraft, or otherwise in connection with such Aircraft or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, in each case to the extent occurring or attributable to the period of time prior to the Effective Time on the applicable Closing Date for such Aircraft; (ii) any design, article or material in the Aircraft or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person to the extent that any Losses attributable to the matters described in this sub-clause
          (ii) arise out of any act, omission, event or circumstance occurring prior to the Effective Time on the applicable Closing Date; (iii) the Ownership Interest relating to such Aircraft in respect of or relating to the period of time prior to the Effective Time on the applicable Closing Date for such Aircraft; (iv) any breach by Seller of any representation or warranty of Seller contained herein or in any other Transfer Document; (v) any failure of Seller to pay, perform and comply with any covenant, duty or obligation of Seller contained in any Applicable Document relating to such Aircraft prior to the Effective Time on the applicable Closing Date; or (vi) any failure of Seller to pay, perform or comply with any covenant, duty or obligation of Seller contained herein or in any other Transfer Document; provided that the liability of the applicable Seller for any obligation under clauses (i), (ii), (iii) and (v) shall be solely for Losses which arise directly from a third party claim against a Purchaser Indemnitee and no Seller shall have any obligations under clauses (i), (ii),
          (iii) or (v) above with respect to any Tax or (in the case of any other Loss) if and to the extent that Lessee is obligated under any applicable Lease or otherwise to provide such indemnification to the applicable Purchaser Indemnitee. The indemnity set forth in this
          Section 10(a) shall not apply to any Loss (1) which is attributable to the willful misconduct or gross negligence of Purchaser, any

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          Purchaser's Designee or any of their respective employees, servants or agents, (2) which results from the breach by Purchaser or any Purchaser's Designee of any representation, warranty or covenant made herein, in any of the other Transfer Documents or in any Applicable Document relating to any Aircraft, (3) which are ordinary or usual operating or overhead expenses of Seller (except to the extent the same arise on the occurrence of any breach by Purchaser or Purchaser's Designee of its obligations under this Agreement or the other applicable Transfer Documents), (4) which are required to be borne Seller in accordance with any other express provision contained in this Agreement or any other Transfer Document.

     (b) Indemnification of Sellers. The Purchaser agrees to indemnify, defend and hold harmless Seller, and each Seller's Designee and their shareholders, subsidiaries, affiliates, partners, contractors, officers, directors, representatives, agents and employees (collectively, "Seller Indemnitees") from and against any and all Losses suffered or incurred by any Seller Indemnitee, to the extent the Losses are based upon or arise out of (i) the purchase, manufacture, ownership, possession, registration, performance, transportation, management, sale, control, inspection, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of such Aircraft, or any loss of or damage to such Aircraft, or otherwise in connection with such Aircraft or relating to loss or destruction of or damage to any property, or death or injury to any person caused by, relating to or arising from or out of (in each case whether directly or indirectly) any of the foregoing matters, in each case to the extent occurring or attributable to the period of time after the Effective Time on the applicable Closing Date for such Aircraft, (ii) any design, article or material in the Aircraft or the operation or use thereof constituting an infringement of patent, copyright, trademark, design or other proprietary right or a breach of any obligation of confidentiality owed to any person to the extent that any Losses attributable to the matters described in this sub-clause (iii) arise out of any act, omission, event or circumstance occurring after the Effective Time on the applicable Closing Date; (iii) the Ownership Interest relating to such Aircraft in respect of or relating to the period of time from and after the Effective Time on the applicable Closing Date for such Aircraft; (iv) any breach by the Purchaser or any Purchaser's Designee of any representation or warranty of the Purchaser or such Purchaser's Designee contained herein or in any other Transfer Document; or (iv) any failure of the Purchaser to pay, perform and comply with any covenant, duty or obligation of the Purchaser contained in any Applicable Document relating to such Aircraft to the extent expressly assumed by the Purchaser pursuant to the applicable Assignment and Assumption Agreement; (v) any failure of the Purchaser or any Purchaser's Designee to pay, perform or comply with any covenant, duty or obligation of the Purchaser or such Purchaser's Designee contained herein or in any other Transfer Document;; provided that the liability of the Purchaser for any obligation under clauses (i), (ii), (iii) and
          (iv) shall be solely for Losses which arise directly from a third party claim against a Seller Indemnitee and the Purchaser shall have no obligations under clauses (i), (ii), (iii) or (iv) above with respect to any Tax or (in the case of any other Loss) if and to the extent that Lessee is obligated under any applicable Lease or otherwise to provide such indemnification to the applicable Seller Indemnitee. The indemnity set forth in this Section 10(b) shall not apply to any Loss (1) which is attributable to the willful misconduct or gross negligence of any Seller or any of their respective employees, servants or agents, (2) which results from the breach by

          Seller of any representation, warranty or covenant made herein, in any of the other Transfer Documents relating to any Aircraft, (3) which are ordinary or usual operating or overhead expenses of Seller (except to the extent the same arise on the occurrence of any breach by Purchaser or Purchaser's Designee of its obligations under this Agreement or the other applicable Transfer Documents), or (4) which are required to be borne by Seller in accordance with any other express provision contained in this Agreement or any other Transfer Document.

ii.  FURTHER PROVISIONS

11.1 Benefit of Agreement: Neither party shall assign or transfer all or any of its rights and/or obligations under this Agreement without the prior written consent of the other party.

11.2 Counterparts: This Agreement may be executed in any number of separate counterparts and each counterpart shall when executed and delivered be an original document but all counterparts shall together constitute one and the same instrument.

11.3 Waivers and Variation: Rights of a party, arising under this Agreement or the general law, shall not be waived or varied unless done so expressly in writing and only then in that specific case, on that specific occasion and on any terms specified.

11.4 Third Party Rights: A person who is not a party to this Agreement has no direct right to enforce any term of this Agreement nor to object or be consulted about any amendments to this Agreement.

11.5 Notices: Any notice in connection with this Agreement shall be given in writing and in English. A notice shall be delivered personally or by post, email or facsimile as detailed below (or as otherwise notified by the receiving party from time to time). A notice shall be deemed received - if posted, three (3) days after it is mailed; if sent by hand or courier, when it is delivered; if faxed, when the fax is sent with a dear transmission report; if by email, when received into the 'In Box' of the recipient and a "read receipt" generated:

     to Seller at:

     JETRAN, LLC
     12400 Hwy 281, North, Suite 150
     San Antonio, Texas 78216
     Attention:  Douglas Jaffe
     Fax:        (210) 495-7799
     Email:      jaffe@jetraninterntional.com
     to Purchaser at:

     JetGIobal, LLC
     C/O BCI Aircraft Leasing, Inc.
     One IBM Plaza
     330 North Wabash Avenue, Suite 2802
     Chicago, Illinois 60611
     Attention:  Brian N. Hollnagel
     Fax:        (312) 329-1250
     Email:      brian@bciaircraft.com

     with copies to:

     Global Aircraft Solutions, Inc.
     6901 South Park Avenue
     Tucson, Arizona 85706
     Attention:
     Fax:        (520) 741-1430
     Email:

     Brian D. Fitzgerald, Esq.
     Rothgerber Johnson & Lyons, LLP
     1200 17th Street, Suite 3000
     Denver, Colorado 80202
     Fax:        (303) 623-9222
     Email:      bfitzgerald@rothgerber.com

11.6 Invalidity of any Provision: If any part of this Agreement becomes invalid, illegal or unenforceable under any applicable law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected.

11.7 Entire Agreement: This Agreement together with the schedules attached hereto constitutes the entire agreement between the parties hereto in relation to the sale and purchase of the Aircraft and supersedes all previous proposals, representations, agreements and other written and oral communications in relation thereto.

11.8 Costs and Expenses: Except where this Agreement states differently, each party shall bear its own fees, costs and expenses arising out of or connected with this Agreement. For the avoidance of doubt, Seller shall not be responsible for any broker's fees, commissions or expenses relating to the sale of the Aircraft.

12.  GOVERNING LAW

     This Agreement in all respects shall be governed by, and construed in accordance with, the laws of the State of New York. The U.N. Convention on Contracts for the International Sales of Goods is not applicable to this Agreement and all of its terms must be construed in accordance with the law applicable to domestic transactions in the State of New York.

13.  BROKERS AND OTHER THIRD PARTIES

13.1 No Brokers: Each party represents and warrants to the other that it has not paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Agreement, to any Person (other than fees payable by each party to its legal advisers or any management or related fees and expenses which may be paid or payable to Seller).

13.2 Indemnity: Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorneys' fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon this Agreement or the Transaction Documents or the Aircraft, if such claim, suit, damage, cost or expense arises out of any breach by the indemnifying party, its employees or agents of Clause 13.1.

14.  CONFIDENTIALITY

     The parties will hold the financial terms of this Agreement, any non-public financial information concerning any of the parties and all non-public information obtained pursuant to the requirements hereof which has been identified as confidential by any party, except as required or requested by any law, rule or regulation of any governmental agency or representative thereof, delivered in response to legal process or delivered to independent auditors and counsel to the disclosing party. It is also understood that any party may disclose to any and all persons, without limitation of any kind, the U.S, federal income tax treatment and U.S. federal income tax structure of the transactions described herein and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure, provided that if any document or similar item contains information concerning U.S. federal income tax treatment or U.S. federal income tax structure, as well as other information, this understanding will apply only to such portions of the document or other similar items that relate to such tax treatment or such tax structure.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

                                 EXECUTION PAGE

IN WITNESS whereof this Agreement has been signed on the day and year first above written

Seller

JETRAN, LLC


By:   /s/ M. D. Jaffe, Jr.
--------------------------
Name:     M. D. Jaffe, Jr.
--------------------------
Title:    C.E.O.
--------------------------


Purchaser

JETGLOBAL, LLG



By:   /s/ John B. Sawyer
--------------------------------
Name:     John B. Sawyer
--------------------------------
Title:    Vice President/Manager
--------------------------------

                                       -S-

                                   SCHEDULE 1


                                     Part A
                             Description Of Aircraft
                               CATEGORY 1 AIRCRAFT
                               -------------------



              LESSEE   U.S.           NO. I      NO. 2    SCHEDULED
              SHIP                    ESN        ESN      EXPIRY
   MSN NO.             REG.                               DATE
                       NO.
   23079      307      N3O7DL         709163     709143   30-Sep-05
   23084      312      N3I2DL         709118     709130   TBA
   23085      313      N3I3DL         709123     709160   TBA
   23087      315      N3I5DL         709120     709165   TBA
   23088      316      N3I6DL         709125     709195   TBA
   23089      317      N3I7DL         709132     709164   15-Sep-05
   23090      318      N3I8DL         709166     709183   30-Sep-05
   23092      320      N32ODL         709115     709159   TBA
   23093      321      N321DL         709184     709152   30-Sep-05
   23094      322      N322DL         709133     709129   30-Sep-05
   23099      327      N327DL         717159     709186   30-Sep-05
   23100      328      N328DL         709180     709178   TBA
   23608      381      N38IDL         709181     717160   02-Sep-05
   23609      382      N382DL         709150     709127   02-Sep-05

                               CATEGORY 2 AIRCRAFT
                               -------------------



               LESSEE  U.S.         NO.1      NO.2         SCHEDULED
               SHIP                 ESM       ESN          EXPIRY
   MSN  NO.            REG.                                DATE
                       NO.
   23073       301     N3OIDL       *         *            30-Sep-06
   23074       302     N3020L       *         *            31-Oct-06
   23075       303     N3O3DL       *         *            30-Nov-06
   23076       304     N304DL       *         *            31-Dec-06
   23077       305     N305DL       *         *            31-Jan-07
   23078       306     N3060L       *         e            28-Fe1;-07
   23080       308     N308DL       *         *            31-Mar-07
   23081       309     N3O9DL       *         *            31-Mar-07
   23086       314     N3I4DA       *         *            31-May-07
   23098       326     N326DL       *         *            31-Oct-07
   23101       329     N329DL       *         *            31-Dec-06
   23102       330     N32ODL       *         *            31-Oct-07


*Except as provided in this Agreement, each Category 2 Aircraft shall be delivered with two Engines from the following pool:

700087      709124       709144        709154       709158       709185
709114      709128       709149        709155       709167       709194
709119      709131       709151        709156       709169       717154
709122      709135       709153        709157       709179       717163

All engines are [specify manufacturer and type], and have rated takeoff horsepower of 750 or more.

                                   SCHEDULE 2


                               AIRCRAFT DOCUMENTS


With respect to each Aircraft other than any Aircraft delivered on lease (if any), the Seller shall have exercised good faith efforts to cause Lessee to deliver to Purchaser all of the Aircraft Documents in respect of such Aircraft and the Aircraft Documents so delivered to Purchaser will be in a format substantially similar to the Aircraft Documents relating to any one of the Aircraft bearing manufacturer's serial numbers 23084, 23085, 23100 and 23608, which were provided to Purchaser for inspection prior to the execution and delivery of this Agreement. Seller and Purchaser hereby expressly acknowledge and agree that in the event that the Aircraft Documents tendered to Purchaser by Lessee in respect of any Aircraft other than the ones identified by manufacturer's serial number in the preceding sentence or any Aircraft delivered on lease, do not meet the standard specified in the immediately preceding sentence, Purchaser shall have the option of either (I) accepting the Aircraft with such Aircraft Documents as shall have been tendered to Purchaser by Lessee, in which case the parties shall proceed to close the sale and purchase of such Aircraft in accordance with the this agreement, rejecting such Aircraft for failure to satisfy the condition precedent set forth in this Schedule 4, in which case the parties respective rights and obligations in respect of such Aircraft and this Agreement shall be governed by Section 3.7 above.

                             SCHEDULE 3 DEFINITIONS


"Acceptance Certificate" means a certificate of acceptance substantially in the form of Schedule 7;

"Air Authority" means the civil aviation authority of the State of Registration;

"Aircraft" means the aircraft described in Schedule I (which term includes, where the context admits, a separate reference to all Engines, Parts and Aircraft Documents);

"Aircraft Documents" means the documents specified in Schedule 2, and all additions, renewals and replacements made thereto prior to Delivery, to the extent that Seller has acquired title thereto;

"Bill of Sale" means each of the FAA Form 8050-2 bill of sale and the warranty bill of sale substantially in the form of Schedule 6, executed by Seller in respect of the Aircraft (collectively, the "Bills of Sale");

"Business Day" means a day (other than a Saturday or Sunday) on which banks are open for business in New York;

"Delivery" means the transfer of title of the Aircraft and transfer of care, custody and control of the Aircraft by Seller to Purchaser hereunder;

"Delivery Condition Requirements" means the requirements set out in Part B of
Schedule 1;

"Delivery Date" means the date upon which closing of the acquisition of the Aircraft or Ownership Interest by Purchaser occurs.

"Delivery Documents" is defined in Clause 3.2;
"Delivery Location" is defined in Clause 7.3(a);
"Delta'~ means Delta Air Lines, Inc.
"Engines" means the engines specified in Schedule 1, together with all equipment and accessories belonging to, installed in, or appurtenant to, such engines;

"Event of Loss" means with respect to the Aircraft (including for the purposes of this definition the Airframe):

     (a) the actual or constructive total loss of the Aircraft (including any damage to the Aircraft which results in an insurance settlement on the basis of a total loss, or requisition for use or hire which results in an insurance settlement on the basis of a total loss); or

     (b) the Aircraft being destroyed, damaged beyond economic repair or permanently rendered unfit for normal use for any reason whatsoever; or

     (c) the requisition of title or other compulsory acquisition of title for any reason of the Aircraft by the government of the State of Registration or any other authority (whether de jure or de facto>; or

     (d) the hijacking, theft, disappearance, condemnation, confiscation, seizure, detention or requisition for use or hire of the Aircraft which deprives Seller or any Person permitted by Seller to have possession and/or use of the Aircraft of its possession and/or use for
          (i) more than 15 days (or 30 days, in the case of requisition for use or hire by the government of the State of Registration) or (ii) if earlier, a period ending on the Final Delivery Date;

"Expected Delivery Date" has the meaning ascribed in the Omnibus Agreement

"Expected Delivery Location" is the location for delivery of the Aircraft described in the Omnibus Agreement provided that Purchaser will not be obligated to accept delivery of the Aircraft over international waters.

"FAA" means the United States Federal Aviation Administration.

"FAA Counsel" means Daugherty Fowler Peregrin Haught & Jenson, the address of which is 204 N. Robinson, Suite 900, Oklahoma City, Oklahoma 73102, facsimile no. (405) 232- 0865.

"GECAS" means either or both GE Capital Aviation Services, Inc. and GE Commercial Aviation Services Limited, and their successors and assigns;

"Government Entity" means:

     (a) any national government, political subdivision thereof, or local jurisdiction therein;

     (b) any instrumentality, board, commission, court, or agency of any of the above, however constituted; and

     (c) any association, organization, or institution of which any of the above is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant;

"Law" includes (a) any statute, decree, constitution, regulation, order, judgement or other directive of any Government Entity; (b) any treaty, pact, compact or other agreement to which any Government Entity is a signatory or party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above;

"Lease" means a lease between Delta and a seller under the Omnibus Agreement with respect to an Aircraft.

"Lex Situs Opinion" means an opinion of counsel acceptable to Seller and Purchaser in the jurisdiction in which the Aircraft is located at Delivery, in form and substance satisfactory to both parties;

"Losses" means losses, liabilities, claims, proceedings, penalties, judgments, damages, costs and expenses;

"Manufacturer" means Boeing;

"Omnibus Agreement" means the Omnibus Sale Agreement dated August 31, 2005 between GECAS and Seller.

"Ownership Interest" means the owner participant's interest in the Trust with respect to any Aircraft.

"Part"' means, whether or not installed on the Aircraft, any component, furnishing or equipment (other than a complete Engine) furnished with the Aircraft on the Delivery Date;

"Permitted Lien" means any Security Interest created by or resulting from debts or liabilities or actions of Purchaser;

"Person" means any individual person, corporation, partnership, firm, joint stock company, joint venture, trust, estate, unincorporated organization, association, Government Entity, or organization or association of which any of the above is a member or a participant;

"Purchase Price" is defined in Clause 5.1;

"Purchaser Conditions Precedent" means the conditions set out in Part B of
Schedule 4;

"Security Interest" means any mortgage, charge, pledge, lien, encumbrance, assignment, hypothecation, right of set-off or any other agreement or arrangement having the effect of conferring security;

"Seller Conditions Precedent" means the conditions specified in Part A of
Schedule 4; "State of Registration" means United States of America;
"Taxes" means any and all present and future taxes, duties, withholdings, levies, assessments, imposts, fees and other governmental charges of all kinds (including without limitation any value added or similar tax and any stamp, documentary, registration or similar tax), together with any penalties, fines, surcharges and interest thereon and any additions thereto;

"Transaction Documents" means this Agreement, the Bills of Sale, the Acceptance Certificate and any agreement amending or supplementing any of the foregoing documents;

"Trust" means any trust holding title to an Aircraft and the lessor's interest in the Lease of that Aircraft.

"Trustee" means the trustee under any trust.

"US$" and "Dollars" means the lawful currency of the United States of America, and (in relation to all payments in dollars to be made under this Agreement) same day funds.

                                   SCHEDULE 4
                              CONDITIONS PRECEDENT


                                     Part A
                           Seller Conditions Precedent

I.   Seller shall have received each of the following documents and evidence:

     o an opinion of counsel regarding due execution of this Agreement and other relevant Transaction Documents by Purchaser and other matters, in form and substance satisfactory to Seller;

          the Acceptance Certificate duly executed by Purchaser;

          if applicable, the Assignment and Assumption Agreement;

     o if Delivery occurs while the Aircraft is not located in Expected Delivery Location, the Lex Situs Opinion duly signed by the counsel providing the same;

2.   Seller shall have received on or before the Delivery Date, the Purchase
     Price;

3. Seller shall be satisfied that the Delivery Location, and the arrangements described in Clause 7, do not give rise to any Taxes, other than Taxes which Purchaser or Seller shall have agreed in writing to bear;

4. Purchaser shall have pre-positioned in escrow with FAA Counsel the documents required to be delivered by Purchaser to FAA counsel in accordance with the Agreement;

5. The representations given by each of the Purchaser in Part B of Schedule 5 being true and accurate on the Delivery Date;

6. Purchaser shall not be in material default of its obligations under this Agreement; and

7. No change having occurred after the date of this Agreement in any applicable Law which would make it illegal for Seller to perform any of its obligations under this Agreement (and any other documents to be entered into pursuant hereto); provided that if any such change has occurred the parties may but shall not be obliged to use all reasonable co-operative endeavors to restructure the transaction contemplated by such documents so as to avoid the aforementioned illegality.

                                     Part B
                         Purchaser Conditions Precedent

1.   Purchaser shall have received each of the following documents and evidence:

     .    if applicable, the Bills of Sale in respect of the Aircraft;

          if applicable, the Assignment and Assumption Agreement;

     o an opinion of counsel regarding due execution of this Agreement and other relevant Transaction Documents by Seller and other matters, in form and substance satisfactory to Purchaser;

     o if Delivery occurs while the Aircraft is not located in Expected Delivery Location, the Lex Situs Opinion duly signed by the counsel providing the same;

     o if the Aircraft is currently under lease, an insurance certificate and broker's opinion in form and substance satisfactory to Purchaser, naming the Purchaser and party providing funding to the Purchaser as loss payee and additional insured, together with a consent to assignment of the owner participant's interest in the trust or sale of the Aircraft to Purchaser, as appropriate.

2.   Reserved.

3. Purchaser shall be satisfied that the Delivery Location, and the arrangements described in Clause 7, do not give rise to any Taxes, other than any taxes which Seller or Purchaser shall have agreed in writing to bear;

4. Purchaser shall have pre-positioned in escrow with FM Counsel the documents required to be delivered by Purchaser to FAA counsel in accordance with the Agreement;

5.   The Aircraft shall not have suffered an Event of Loss on the Delivery Date;

6. The representations given by Seller in Part A of Schedule 5 being true and accurate on the Delivery Date;

7. No change having occurred after the date of this Agreement in any applicable Law which would make it illegal for Purchaser to perform any of its obligations under this Agreement (and any other documents to be entered into pursuant hereto); provided that if any such change has occurred the parties may but shall not be obliged to use all reasonable co-operative endeavors to restructure the transaction contemplated by such documents so as to avoid the aforementioned illegality.

8. The Seller not being in material default of its obligations under this Agreement.

                                   SCHEDULE 5
                         REPRESENTATIONS AND WARRANTIES


                                     Part A
                     Sellers Representations And Warranties

1. General Representations and Warranties: Seller represents and warrants to Purchaser as follows

     o Seller duly exists and has the power to enter into and implement the transactions contemplated by the Transaction Documents to which it is a party;

     o the execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of Seller;

     o the Transaction Documents to which it is a party Constitute legal, valid and binding obligations of Seller;

     o each consent required by Seller to authorize, or required by it in connection with the execution, delivery, performance, legality, validity or enforceability of the Transaction Documents to which it is a party has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith; and

     o the execution, delivery and performance by Seller of the Transaction Documents to which it is a party will not (i) conflict with, or result in any material breach of, any of the terms of1 or constitute a default under, any agreement or document to which it is a party or by which it or any of its property or assets may be bound or (ii) contravene or conflict with the provisions of its constitutive documents.

                                     Part B
                   Purchaser's Representations And Warranties

With respect to itself, Purchaser represents and warrants to Seller that the following statements are tme and accurate:

     o Purchaser duly exists under the laws of its state of organization in the United States of America and has the power to enter into and implement the transactions contemplated by the Transaction Documents to which it is a party;

     o the execution, delivery and performance of the Transaction Documents to which it is a party have been duly' authorized by all necessary corporate action on the part of Purchaser;

     o the Transaction Documents to which it is a party constitute legal, valid and binding obligations of Purchaser;

     o each consent required by Purchaser to authorize, or required by it in connection with the execution, delivery, performance, legality, validity or enforceability of the Transaction Documents to which it is a party has been obtained and is in full force and effect, and there is no default in the observance or performance of any of the conditions and restrictions (if any) imposed on or in connection therewith; and

     o the execution, delivery and performance by Purchaser of the Transaction Documents to which it is a party will not (I) conflict with, or result in any material breach of, any of the terms of, or constitute a default under any agreement or document to which it is a party or by which it or any of its property or assets may be bound or
          (ii) contravene or conflict with the provisions of its constitutive documents.

                                   SCHEDULE 6
                              AIRCRAFT BILL OF SALE

                            One (1) B737-200 Aircraft
                    manufacturer's serial number ___________


WHEREAS, JETRAN, LLC, as seller (the "Seller"), is the owner of the aircraft, engines, equipment and documents described below (hereinafter referred to as the "Aircraft1'):

     o B737-200A aircraft bearing manufacturer's serial number ________ with two Pratt & Whitney model JT8D- engines bearing manufacturer's serial numbers __________ and ______________

     o all equipment, accessories and parts belonging to, installed in or appurtenant to such aircraft or engines; and

as further described and defined in that certain Aircraft Sale & Purchase Agreement dated as of August __ 2005 among Jetran, LLC, as Seller and JetGlobal, LLC, as Purchaser (the "Aircraft Sale and Purchase Agreement"). Capitalized words used herein shall have the meaning given to such words in the Aircraft Sale and Purchase Agreement.

Now, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledges, Seller does hereby sell, grant, convey, transfer and deliver and set over unto ___________________ a ____________________________ ("Purchaser'), all of Seller's right, title and interest in and to the Aircraft, subject to Permitted Liens.

Seller hereby warrants to Purchaser that there is hereby conveyed to Purchaser good and marketable title to the Aircraft, Engines, parts, components, equipment installed thereon or appurtenant thereto, free and clear of all liens, claims, charges and encumbrances other than Permitted Liens, including any mortgage, pledge, lien, charge, assignment, hypothecation, security interest, lease, title retention, preferential right or trust agreement, pooling, exchange, overhaul or repair agreement, or any other interest affecting title, and that Seller will warrant and defend such title against all claims and demands whatsoever.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER SET FORTH IN THE AIRCRAFT SALE AND PURCHASE AGREEMENT, THE AIRCRAFT (AS DEFINED) IS BEING SOLD AND DELIVERED TO PURCHASER "AS IS" AND "WHERE IS", AND WITHOUT ANY REPRESENTATION, GUARANTEE OR WARRANTY OF SELLER EXPRESS OR IMPLIED, OF ANY KIND, ARISING BY LAW OR OTHERWISE.

WITHOUT LIMITING THE GENERALITY OF THE ABOVE, EACH OF PURCHASER AND JETRAN UNCONDITIONALLY AGREES THAT EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY SELLER SET FORTH IN THE AIRCRAFT SALE AND PURCHASE AGREEMENT, THE AIRCRAFT (AS DEFINED) IS TO BE SOLD AND PURCHASED IN AN "AS IS", 'WHERE IS" CONDITION AS AT THE DELIVERY DATE, AND NO TERM, CONDITION, WARRANTY, REPRESENTATION OR

COVENANT OF ANY KIND HAS BEEN ACCEPTED, MADE OR IS GIVEN BY SELLER OR ITS SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, DATE PROCESSING, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY OR FITNESS FOR USE OR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), AS TO THE COMPLETENESS OR CONDITION OF THE AIRCRAFT DOCUMENTS, AND/OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHTS. ALL TERMS, CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY ONE OR MORE OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE1 ARE EXPRESSLY EXCLUDED.

This Aircraft Bill of Sale is made and delivered pursuant to the provisions of the Aircraft Sale and Purchase Agreement and is governed by the laws of the State of New York.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY L~FT BLANK]

















     IN WITNESS WHEREOF Seller has caused this instrument to be executed by its duly authorized representative on ________________ 2005.


                                                SELLER:

                                                JETRAN, LLC


                                                By:

                                                Name:

                                                Title:

                                   SCHEDULE 7
                         FORM OF ACCEPTANCE CERTIFICATE

                            One (1) B737-200 Aircraft
                    manufacturer's serial number ___________
         (as more particularly defined in the Aircraft Sale and Purchase
                   Agreement described below, the "Aircraft")



___________________________ (the "Purchaser") hereby certifies that pursuant to the Aircraft Sale & Purchase Agreement dated as of August .2005 between Jetran, LLC, as seller (the "Seller') and JetGlobal, LLC, as Purchaser (the "Aircraft Sale and Purchase Agreement'):

(a) Purchaser has inspected the Aircraft, and the Aircraft conforms with the description and is in the condition and equipped as required by the Aircraft Sale and Purchase Agreement;

b) Purchaser has accepted delivery of the Aircraft and is fully satisfied with the Aircraft and such acceptance;

(c) Purchaser has received and inspected all of the Aircraft Documents (as defined in the Aircraft Sale and Purchase Agreement) and found them to be complete and satisfactory;

Purchaser acknowledges that it has no rights or claims whatsoever against Seller in respect of the condition of the Aircraft or the Aircraft Documents or any of the other matters referred to in Clause 8.4 of the Aircraft Sale and Purchase Agreement.

Date:

Duly executed for the Purchaser by;


JETGLOBAL, LLC



By:
Name:

Title:

                                   SCHEDULE 8


















           [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION]

                                   SCHEDULE 9
                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                 ASSIGNMENT AND ASSUMPTION OF OWNERSHIP INTEREST
                                    [N______]


The form of the Assignment and Assumption Agreement between Seller and Purchaser shall be in the same form as set forth in Exhibit A of the Omnibus Agreement between
                                Seller and GECAS